Exhibit 99.2

GOLD PARTY PAYDAY, INC.
Pro-Forma Financial Statements
(Unaudited)

On May 14, 2014, Gold Party Payday, Inc., a Delaware corporation (“GPAY” or the “Company”); 2418146 Ontario Inc., an Ontario (Canada) corporation (“Merger Sub”), a wholly-owned subsidiary of GPAY formed for the purposes of consummating the Merger Agreement (as defined below); and Canada Cannabis Corp., an Ontario (Canada) corporation (“CCC”), entered into a merger agreement (the “Merger Agreement”).  The Merger Agreement closed on May 21, 2014 (the “Closing Date”) with the execution and filing of Articles of Amalgamation by Merger Sub and CCC.  As of the Closing Date, pursuant to the Merger Agreement, Merger Sub and CCC amalgamated to form an Ontario corporation known by the name “Canadian Cannabis Corp.” (“CCC2”), which is a wholly-owned subsidiary of GPAY.  Additionally, as of the Closing Date, pursuant to the terms and conditions of the Merger Agreement, GPAY acquired 100% of the issued and outstanding shares of common stock of CCC in exchange for the issuance of 1,004,939 shares of GPAY common stock, par value $0.000001, to CCC shareholders.  The transaction effected by the Merger Agreement is referred to herein as the “Merger”.

Additionally, on May 14, 2014, we entered into a business transfer and indemnity agreement (the “Transfer Agreement”) with Tatum L. Morita, who was the President, CEO, CFO, a director of the GPAY and GPAY’s majority shareholder immediately prior to the Closing Date (then holding 4,000,000 of 4,333,350 shares of GPAY common stock).  Pursuant to the terms of the Transfer Agreement, immediately after the Closing Date, Ms. Morita (i) returned to the Company 4,000,000 shares of the Company’s common stock, (ii) agreed that outstanding loans made by Ms. Morita to the Company in the aggregate amount of $7,100 are satisfied and paid in full, and (iii) agreed to indemnify and hold harmless the Company and CCC2 with respect to all liabilities of the Company in existence, arising during, or relating to the period prior to the Closing Date.  Pursuant to the terms of the Transfer Agreement, the Company (i) transferred to Ms. Morita the assets of the Company business, as in existence prior to the Closing Date, (ii) paid cash consideration to Ms. Morita in the amount of $361,650, and (iii) agreed to, jointly and severally with CCC2, indemnify and hold harmless Ms. Morita with respect to all liabilities of the Company incurred after the Closing Date.

As a result of the transactions effected by the Merger Agreement and the Transfer Agreement, (i) the former business of CCC is now the sole business of the Company’s wholly-owned subsidiary, CCC2, (ii) the Company’s sole business is now to invest in and support the business of CCC2, and (iii) there is a change of control whereby the former shareholders of CCC now own a controlling 75% ownership interest in the Company.

As used in the Pro-Forma Financial Statements (Unaudited) and Significant Notes and Assumptions to Pro-Forma Financial Statements (Unaudited), (i) all references to the “Combined Company” refer to Gold Party Payday Inc. and its wholly-owned subsidiary Canadian Cannabis Corp. and the acquired entity, Canada Cannabis Corp., following the Merger; and, (ii) unless the context otherwise indicates or requires, all references to “we,” “our” and “us” refer to the Combined Company from and after the Merger.

The accompanying unaudited pro-forma financial information reflects the financial statements of Gold Party Payday, Inc and Canada Cannabis Corp., separately, and the Combined Company. The pro-forma adjustments to the balance sheet give effect to the acquisitions of Gold Party Payday, Inc. as if the Merger occurred on May 14, 2014. The pro-forma adjustments to the statements of operations give effect to the acquisitions as if the Merger occurred on May 28, 2014.

For the accounting treatment, the Merger is being accounted for as a reverse-merger and recapitalization. Gold Party Payday Inc., through 2418146 Ontario Inc. is the acquirer for financial reporting purposes and Canada Cannabis Corp. is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Merger will be those of Gold Party Payday Inc. and will be recorded at the historical cost basis of Gold Party Payday Inc., and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Gold Party Payday Inc., and the historical operations of Canada Cannabis Corp., and operations of the Combined Company from the closing date of the Merger.

Gold Party Payday, Inc.
( A Development Stage Company)
Pro Forma Balance Sheets
March 31, 2014

	Historical					Pro Forma Adjustments
	Acquirer	Acquiree			Acquiree
	Gold Party	Canada			Canada
	Payday Inc.	Cannabis			Cannabis
	(Unaudited)	Corp.	Exchange		Corp.				Pro-Forma
	(USD)	(CAD)	Rate	A1	(USD)	Debit		Credit	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$129	$1,200,480	0.9039		$1,085,114		A2	361,779	$1,135,466
						412,002	A4
Inventory	7,168		0.9039		-		A2	7,168	-
Prepaid Expenses	-	218,756	0.9039		197,734	2,045,001	A5		2,242,735

Total Current Assets	7,297	1,419,236			1,282,847				3,378,200
OTHER ASSETS
Notes receivable	$-	$3,000,000	0.9039		$2,711,700				$2,711,700
Investment	-	1,000,000	0.9039		903,900				903,900
Total Other Assets	-	4,000,000	0.9039		3,615,600				3,615,600
Total Assets	$7,297	$5,419,236			$4,898,447				$6,993,800

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts Payable and Accrued Liabilities	$3,750	$13,191	0.9039		$11,923	3,750	A2		$11,923
Shareholder loans	7,100	-	0.9039		-	7,100	A2		-
Deposits Received for issuance of common stock	-	5,545,763	0.9039		5,012,815	5,012,815	A3		-
Total Current Liabilities	$10,850	$5,558,954			$5,024,739				$11,923

STOCKHOLDERS' DEFICIT:
Preferred stock par value $0.000001: 5,000,000 shares authorized; none issued or outstanding	-	-	0.9039		-				-
Common stock par value $0.000001: 95,000,000 shares authorized; 4,333,350 shares issued and outstanding	4	17,200	0.9039		15,547	4	A2		26
							A3	1,452
							A4	124
							A5	616
						17,739	A6	1
						-	A7	25
Additional paid-in capital	76,516	958,588	0.9039		866,468		A3	5,011,363	8,348,250
							A4	411,878
							A5	2,044,385
							A6	(62,335)
						25	A7
Deficit accumulated during the development stage	(80,073)	(1,115,506)	0.9039		(1,008,306)	358,093	A2		(1,366,399)
			0.9039		-		A6	80,073

Total Stockholders' Deficit	(3,553)	$(139,718)			$(126,291)				$6,981,877

Total Liabilities and Stockholders' Deficit	$7,297	$5,419,236			$4,898,447	$7,856,529		$7,856,529	$6,993,800

Common stock issued and outstanding at March 31, 2014	4,333,350	17,200,000			17,200,000	4,000,000	A2		26,096,636
							A3	1,606,303
							A4	137,333
							A5	681,667
						19,625,303	A6	1,004,939
							A7	24,758,347

Gold Party Payday, Inc.
( A Development Stage Company)
Pro Forma Statements of Operations
For the Three Months Ended March 31, 2014

	Historical					Pro Forma Adjustments
	Acquirer	Acquiree			Acquiree
	Gold Party	Canada			Canada
	Payday Inc.	Cannabis			Cannabis
	(Unaudited)	Corp.	Exchange		Corp.				Pro-Forma
	(USD)	(CAD)	Rate	A1	(USD)	Debit		Credit	(Unaudited)

REVENUE:
Commissions earned during the development stage	$-	$-	0.9022		$-				$0
Revenue earned during the development stage	410	-	0.9022		-	410	A6		0

Total revenue earned during the development stage	410	-			-				-

Cost of goods sold	391	-	0.9022		-		A6	391	-

Gross margin	19	-			-				-

Operating expenses:
Consulting	-	565,788	0.9022		510,454				510,454
Professional fees	5,399	187,234	0.9022		168,923		A6	5,399	168,923
General and administrative expenses	409	301,746	0.9022		272,235	511,250	A5		783,485
							A6	409
Purchase of corporation	-	-	0.9022		-	358,093	A2		358,093

Total operating expenses	5,808	1,054,768			951,612				1,820,955

Loss from operations	(5,789)	(1,054,768)			(951,612)				(1,820,955)

OTHER (INCOME) EXPENSE:
Interest expense	-	2,137	0.9022		1,928				1,928
Foreign currency transaction (gain) loss	-	58,601	0.9022		52,870				52,870

Other (income) expense, net	0	60,738			54,798				54,798

Total Other Income (Expense)	(5,789)	(1,115,506)			(1,006,410)				(1,875,753)

Income tax provision	-	-	0.9022		-				-

NET LOSS	$(5,789)	$(1,115,506)			$(1,006,410)	$869,753		$6,199	$(1,875,753)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.00)	$(0.07)			$(0.06)				$(0.07)

Weighted average common shares outstanding - basic and diluted	4,333,350	17,045,750			17,045,750	21,379,100		26,096,636	26,096,636

See accompanying notes to the pro forma financial statements.

GOLD PARTY PAYDAY, INC.
Significant Notes and Assumptions to Pro-Forma Financial Statements
(Unaudited)

Pro Forma Period

The Company assumed that the transactions occurred at March 31, 2014 for purposes of preparing the Pro Forma Balance Sheet and at the beginning of the three-month period ended March 31, 2014, or January 1, 2014, for the purposes of preparing the Pro Forma Statement of Operations.  The three-month period was chosen for the pro forma presentation due to the following factors: 1) CCC started operations on January 20, 2014 and had no operations prior to that date and only fundraising and development stage expenses after that date, 2) the historical operations of GPAY will be discontinued in favor of the operations of CCC following the Closing Date, and 3) the Merger will be accounted for as a reverse merger and as such the consolidated results of the Combined Company will not include any historical results of GPAY prior to the date of the Merger and the go-forward business will be that of CCC.  Based on these factors, the three-month period is considered appropriate.

Significant assumptions include:

A1 – Converting to a Common Currency
When compiling these pro forma financial statements, the historical financial statements as reported for each entity for the three months ended March 31, 2014 were used, as reflected in the first two columns in the pro forma schedules.  Note that that historical reporting currency of GPAY has been the U.S. Dollar, while the historical financial statements of CCC were reported in the Canadian Dollar.  To combine for pro forma purposes, the CCC financial statements were converted into the U.S. Dollar, which has been determined to be the reporting currency of the Combined Company going forward.  The Company used the spot exchange rate of 0.9039 as of March 31, 2014 to convert the historical balance sheet and the average rate of 0.9022 for the period from January 20, 2014 (inception of CCC) to March 31, 2014 to convert the historical statement of operations.  These converted financials may not reflect what the historical financial statements of CCC would have been had CCC used the U.S. Dollar in its historical accounting and reporting, however it is considered a reasonable approximation for use in preparation of these pro forma financial statements.

A2 – Accounting for the GPAY Transfer Agreement with Ms. Morita
On May 14, 2014, GPAY entered into the Transfer Agreement, as defined above, with Ms. Morita, who was the Company’s majority shareholder (holding 4,000,000 of 4,333,350 shares of our common stock immediately prior to the Closing Date).  Pursuant to the terms of the Transfer Agreement, Ms. Morita (i) returned to the Company 4,000,000 shares of the Company’s common stock, (ii) agreed that outstanding loans made by Ms. Morita to the Company in the aggregate amount of $7,100 are satisfied and paid in full, and (iii) agreed to indemnify and hold harmless the Company and CCC2 with respect to all liabilities of the Company in existence, arising during, or relating to the period prior to the Closing Date.  Also pursuant to the terms of the Transfer Agreement, the Company (i) transferred to Ms. Morita the assets of the GPAY business, as in existence prior to the Closing Date, (ii) paid cash consideration to Ms. Morita in the amount of $361,650, and (iii) agreed to, jointly and severally with CCC2, indemnify and hold harmless Ms. Morita with respect to all liabilities of the Company incurred after the Closing Date.  Pro forma adjustment A2 reflects the removal of the assets and liabilities of GPAY that were retained by Ms. Morita, reflects the return of the common shares to the Company, and the cash payment.  As a standalone transaction, the net effects would most likely be considered a return of capital and accounted for as such.  In this case, the Company did not have the cash to effect the transaction as stated and the Company was in a net deficit position prior to the transaction.  When viewed in light of the other transactions that occurred as of the same date, the effects of which are discussed below, the cash outlay was presumed to effectively be provided by CCC and the effect of this transaction essentially reflects the purchase of the GPAY by CCC.  As such, the net effect of this Transfer Agreement for the purposes of this pro forma was expensed as the purchase of GPAY in the Pro Forma Statement of Operations and recorded into Deficit Accumulated During the Development Stage on the Pro Forma Balance Sheet.

A3 – Pre-merger CCC issuance of additional shares in regards to deposits received
In its balance sheet as of March 31, 2014, CCC reported a liability of CAD $5,545,763 (converted to USD $5,012,815 for purposes of this pro forma) for deposits received for the future issuance of common stock.  The related shares of common stock were issued subsequently, but prior to the Merger transactions.  Pro forma adjustment A3 reflects the issuance of 1,606,303 shares of CCC common stock in satisfaction of that liability.

A4 – Pre-merger additional sales of CCC shares
In addition to the shares discussed in regards to pro forma adjustment A3 above, CCC sold an additional 137,333 shares of common stock between March 31, 2014 and the date of the Merger transactions.  Pro forma adjustment A4 reflects the results of the sale of these shares, which were sold at USD $3.00 per share for total cash proceeds of approximately $412,000.

A5 – Pre-merger issuance of shares for prepaid services
In addition to the CCC shares sold as discussed in regards to pro forma adjustments A3 and A4 above, CCC issued an additional 681,667 shares of common stock in exchange for services to be provided.  Pro forma adjustment A5 reflects the addition of these shares, value at USD $3.00 per share based upon the per share sales price of recent sales of common shares.  The total value was included in prepaid expenses in the pro forma balance sheet as the related services are to be provided over time.  For the pro forma statement of operations, the assumption was made that these services were to be provided over a one year period and that three months of the anticipated monthly amortization would have been recognizable for the three month pro forma period.

A6 – Share Exchange in Merger transaction
After the shares issued by CCC prior to the Merger date, as discussed above, CCC had outstanding shares of 19,625,303 prior to the Merger transaction.  To effect the Merger, the Company issued 1,004,939 shares to the existing shareholders of CCC in exchange for their respective outstanding shares in CCC.  The holders of free trading shares in GPAY retained their 333,350 free trading common shares, for a total of 1,338,289 outstanding shares after the Merger.  As a result of this transaction, the prior shareholders of CCC own 75% of the Combined Company and the prior owners of GPAY own the remaining 25%.  The anticipation is that this transaction will be accounted for as a reverse merger, and as such the historical activity of CCC will be the reporting history of the Combined Company.  Pro forma adjustment A6 reflects the true up in the equity section of the pro forma balance sheet to reflect the new common share structure.  In addition, in accordance with the reverse merger accounting, this adjustment eliminates the historical stockholders’ deficit of GPAY, with the offsetting impact recorded to additional paid-in-capital.  In the actual reverse merger accounting of the consolidated entity, the equity event at the Merger date would be the issuance of the 333,350 shares to the prior shareholders of GPAY.  The net result of this accounting is approximated by the net result of these pro forma adjustments.  For the pro forma statement of operations, this adjustment eliminates the historical results of GPAY since those results will not be consolidated for reporting purposes under reverse merger accounting.

A7 – Dividend
Subsequent to the close of the transaction and share exchange listed in A6, the Company declared a forward dividend to all shareholders of 19.5 shares for each share in the Company that will be paid upon receipt of all necessary approvals.  The end result of this dividend will be total outstanding shares of 26,096,636, of which 19,596,311 shares are owned by the former shareholders of CCC and 6,500,325 are owned by the preexisting shareholders of GPAY.  The ownership split remains at 75%-25% between these groups.

A8 – Weighted Average Shares Outstanding
For the pro forma statement of operations, as discussed above, the assumption is that the Merger transaction and all of its effects occurred at the beginning of the pro forma period presented.  As such, pro forma adjustment A8 adjusts the weighted average shares to the 26,096,636 shares that are outstanding after all of the above described transactions.